Execution Version

COMMITMENT INCREASE AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This COMMITMENT INCREASE AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated effective as of November 13, 2015 (the “Effective Date”), is by and among USD Partners LP, a Delaware limited partnership (the “US Borrower”), USD Terminals Canada ULC, an unlimited liability company subsisting under the laws of the Province of British Columbia, Canada (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers” and, each a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Citibank, N.A., as a letter of credit issuer, as swing line lender, as a lender, as an increasing lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrowers, the lenders party thereto immediately prior to the effectiveness of this Amendment (the “Existing Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of October 15, 2014 (the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);
WHEREAS, the Borrowers have requested, and the Administrative Agent and the Lenders (as defined below) party hereto have agreed, to increase the aggregate Revolving Credit Commitments by $100,000,000;
WHEREAS, in connection with the increase in the aggregate Revolving Credit Commitments pursuant to this Amendment, Goldman Sachs Bank USA (the “New Lender” and, together with the Existing Lenders, the “Lenders”) will become a Lender under the Credit Agreement such that after giving effect to the increase in the aggregate Revolving Credit Commitments, the Revolving Credit Commitments of the Existing Lenders and the New Lender shall be as set forth on Schedule 2.01 attached hereto; and
WHEREAS, the Borrowers have requested, and the Administrative Agent and the Lenders party hereto have agreed, to make certain amendments to the Credit Agreement, each as provided for herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Increase of Revolving Credit Commitments. Upon the effectiveness of this Amendment pursuant to Section 4 below, the aggregate amount of the Revolving Credit Commitments as of the Effective Date is hereby increased from $300,000,000 to $400,000,000 (the “Revolving Credit Commitment Increase”). Schedule 2.01 of the Credit Agreement is hereby replaced in its entirety with the Schedule 2.01 attached hereto, which reflects the Term Commitment and Revolving Credit Commitment of each Existing Lender (including the Existing Lenders who have severally agreed to increase their respective Revolving Credit Commitments (each an “Increasing Lender” and, collectively, the “Increasing Lenders”) and the New Lender as of the Effective Date.

Section 2.    New Lender. The New Lender is hereby added to the Credit Agreement as a Lender, and the New Lender agrees to be bound by all the terms and provisions of the Credit Agreement binding on a Lender. By its execution of this Amendment, the Borrowers, the Administrative Agent, the Swing Line Lender and each L/C Issuer hereby consent to the addition of the New Lender, as and to the extent required under Section 11.06(b)(iii) of the Credit Agreement.
Section 3.    Amendment to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Applicable Percentage" to read in full as follows:
"Applicable Percentage" means (a) in respect of the Facility comprised of the Term Aggregate Commitments, with respect to any Term Lender at any time, the percentage of the Term Aggregate Commitments represented by (i) on or prior to the Closing Date, such Term Lender's Term Commitment at such time, subject to adjustment as provided in Section 2.15, and (ii) thereafter, the principal amount of such Term Lender's Term Loans at such time, and (b) in respect of the Facility comprised of the Revolving Credit Aggregate Commitments, with respect to any Revolving Credit Lender at any time, the percentage set forth on Schedule 2.01 or in any Assignment and Assumption pursuant to which any Revolving Credit Lender became a party to this Agreement as such Revolving Credit Lender's "Pro Rata Share of Revolving Credit Commitments," subject to adjustment as provided in Section 2.15.
(b)    Section 1.01 of the Credit Agreement is hereby amended by deleting the words “if supporting such pro forma adjustments and” in the proviso of clause (b) of the definition of “Consolidated EBITDA”.
(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the first paragraph of the definition of “Consolidated EBITDA”:
Notwithstanding anything to the contrary herein, any cash amount received by the US Borrower or any Restricted Subsidiary in connection with any take or pay contract or similar arrangement may be included in the calculation of Consolidated EBITDA as of the date such cash amount is actually received, whether or not such cash amount is recognized as revenue of the US Borrower or any Restricted Subsidiary in accordance with GAAP as of such date, but to the extent such cash amount is included in the calculation of Consolidated EBITDA as of the date actually received, it shall not be included in the Consolidated EBITDA of the US Borrower or such Restricted Subsidiary as of any later date such cash is recognized as revenue of the US Borrower or any of its Restricted Subsidiaries in accordance with GAAP.

(d)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Revolving Credit Aggregate Commitments" to read in full as follows:
"Revolving Credit Aggregate Commitments" means, at any time, the aggregate amount of the commitments of all of the Revolving Credit Lenders set forth as their "Revolving Credit Commitment" on Schedule 2.01 or in any Assignment and Assumption pursuant to which any Revolving Credit Lender became a party to this Agreement, as adjusted from time to time in accordance with this Agreement.
(e)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Revolving Credit Commitment" to read in full as follows:
"Revolving Credit Commitment" means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the lesser of (a) the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Revolving Credit Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Revolving Credit Lender becomes a party hereto, as applicable, and (b) such Revolving Credit Lender's Applicable Revolving Credit Percentage of the Revolving Credit Availability Amount, as such amount may be adjusted from time to time in accordance with this Agreement.
(f)    Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Section 6.02(k)” appearing in the definition of “Specified Acquisition Period” and replacing it with a reference to “Section 6.02(j)”.
(g)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Total Credit Exposure” to read in full as follows:
“Total Credit Exposure” means, at any time, the aggregate unused Commitments, the aggregate Revolving Credit Exposure and the aggregate outstanding Term Loans at such time.
(h)    Section 2.15(a)(iii)(B), Section 2.15(a)(iv) and Section 2.15(b) of the Credit Agreement are each hereby amended by replacing the words “Applicable Percentage” wherever appearing therein with the words “Applicable Revolving Credit Percentage”.
(i)    Section 2.16(a) of the Credit Agreement is hereby amended by replacing the number “$400,000,000” with the number “$500,000,000.”
(j)    Section 11.04(c) of the Credit Agreement is hereby amended by replacing the words “Applicable Percentage” therein with the words “share of the Total Credit Exposure”.
(k)    Section 11.06(b)(vi) of the Credit Agreement is hereby amended by replacing the words “(y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage” with the words “(y) acquire (and fund as appropriate) its share of the Total Credit Exposure”.

Section 4.    Conditions Precedent. This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:
(a)    Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:
(1)    counterparts of this Amendment duly executed by the Borrowers, each Loan Party, each Lender, the Administrative Agent, the Swing Line Lender and each L/C Issuer;
(2)    (A) to the extent requested by any Increasing Lender, a Revolving Credit Note payable to such Increasing Lender in the amount of such Increasing Lender’s Revolving Credit Commitment, as increased hereby and (B) to the extent requested by the New Lender, a Revolving Credit Note payable of the New Lender in the amount to the New Lender’s Revolving Credit Commitment; and
(3)    a certificate of each Loan Party dated as of the Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Revolving Credit Commitment Increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to the Revolving Credit Commitment Increase, (A) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and (B) no Default exists or would result from the Revolving Credit Commitment Increase.
(b)    Payment of Fees and Expenses. On or prior to the Effective Date, the Borrowers shall have paid the fees pursuant to (i) the Fee Letter dated on or about the date first above written by and among Citigroup Global Markets Inc. and the Borrowers and (ii) the Fee Letter dated on or about the date first above written by and among U.S. Bank National Association and the Borrowers.
(c)    Prepayment. The Borrowers shall prepay any Revolving Credit Loans outstanding on the Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from any nonratable increase in the Revolving Credit Commitments arising from the Revolving Credit Commitment Increase pursuant to this Amendment. Any prepayment made by the Borrowers in accordance with this clause (c) may be made with the proceeds of Revolving Credit Loans made by all the Revolving Credit Lenders in connection with this Amendment occurring simultaneously with such prepayment.
Section 5.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent that, as of the date hereof: (a) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (b) no Default exists or would result from the Revolving Credit Commitment Increase.
Section 6.    Reaffirmation of Guaranty and Liens. Each Loan Party hereby ratifies, confirms, acknowledges and agrees that (a) its obligations under the Guaranty are in full force and effect and that such Loan Party continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, (b) all Liens now or hereafter held by the Administrative Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect, and (c) its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Loan Party under the Guaranty or any other Loan Document, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 7.    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Amendment, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Section 8.    Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is, for the avoidance of doubt, a Loan Document under the Credit Agreement. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor, except as herein provided, constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment. Upon delivery by the Borrowers to any Increasing Lender (or to the Administrative Agent for the account of such Increasing Lender) of any Note pursuant to Section 4(a)(2) of this Amendment, such Increasing Lender agrees to return to the US Borrower, with reasonable promptness, any Note that such Note replaces. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Transmission by facsimile or electronic transmission (e.g., PDF) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Effective Date.
BORROWERS AND GUARANTORS:

USD PARTNERS LP
as US Borrower and Guarantor

By: USD PARTNERS GP LLC, its
general partner

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

USD TERMINALS CANADA ULC
as Canadian Borrower and Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President

USD LOGISTICS OPERATIONS GP LLC
as Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

USD LOGISTICS OPERATIONS LP
as Guarantor

By: USD LOGISTICS OPERATIONS GP LLC, its general partner

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

WEST COLTON RAIL TERMINAL LLC
as Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

SAN ANTONIO RAIL TERMINAL LLC
as Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

USD TERMINALS INTERNATIONAL S.à r.l.
société à responsabilité limitée
Registered office: 6, rue Guillaume Schneider
L-2522 Luxembourg
Share capital: CAD 1,000,000
R.C.S. Luxembourg: B 181.650

as Guarantor

By: /s/ Chris Robbins
Name: Chris Robbins
Title: Class A Manager and Authorised Signatory

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

USD RAIL LP
as Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

USD RAIL INTERNATIONAL S.à r.l.
société à responsabilité limitée
Registered office: 6, rue Guillaume Schneider
L-2522 Luxembourg
Share capital: CAD 40,000
R.C.S. Luxembourg: B 181.698

as Guarantor

By: /s/ Chris Robbins
Name: Chris Robbins
Title: Class A Manager and Authorised Signatory

USD RAIL CANADA ULC
as Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

USDP CCR LLC
as Guarantor

By: /s/ Adam Altsuler
Name: Adam Altsuler
Title: Vice President and Chief Financial Officer

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

LENDER PARTIES:

CITIBANK, N.A.,
as Administrative Agent, Swing Line Lender, an L/C Issuer, a Lender and an Increasing Lender

By: /s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as an L/C Issuer, a Lender and an Increasing Lender

By: /s/ Matthew L. Flynn
Name: Matthew L. Flynn
Title: Vice President

By: /s/ John Rehob
Name: John Rehob
Title: Principal Officer, U.S. Bank National Association, Canada Branch

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC,
as a Lender and an Increasing Lender

By: /s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and an Increasing Lender

By: /s/ Tyler Ellis
Name: Tyler Ellis
Title: Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

BANK OF MONTREAL,
as a Lender and an Increasing Lender

By: /s/ William Thomson
Name: William Thomson
Title: Senior Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender and an Increasing Lender

By: /s/ Chris Chapman
Name: Chris Chapman
Title: Director

By: /s/ Shai Bander
Name: Shai Bander
Title: Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, N.A., CANADIAN BRANCH,
as a Lender and an Increasing Lender

By: /s/ Amanda Hussain
Name: Amanda Hussain
Title: Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

REGIONS BANK,
as a Lender and an Increasing Lender

By: /s/ David Valentine
Name: David Valentine
Title: Senior Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Bob Nieman
Name: Bob Nieman
Title: Senior Vice President

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page to Commitment Increase and Amendment No. 1 to Credit Agreement

Schedule 2.01 – Commitments and Applicable Percentages

Revolving Credit Commitment is subject to Revolving Credit Availability Amount. At no time shall (i) the Aggregate Commitments exceed $400,000,000, or (ii) any Lender’s aggregate Commitment exceed the Commitment set forth for such Lender in the Revolving Credit Commitment column below.

Lender	Revolving Credit Commitment	Pro Rata Share of Revolving Credit Commitments	Term Commitment (as of the Closing Date)	Pro Rata Share of Term Commitments (as of the Closing Date)
Citibank, N.A.	$47,000,000	11.750000%	$11,666,667	11.666667%
U.S. Bank National Association	$47,000,000	11.750000%	$11,666,667	11.666667%
Bank of America, N.A.	$40,000,000	10.000000%	$10,000,000	10.000000%
Barclays Bank plc	$40,000,000	10.000000%	$10,000,000	10.000000%
Bank of Montreal	$37,000,000	9.250000%	$7,333,333	7.333333%
Deutsche Bank AG, New York Branch	$37,000,000	9.250000%	$7,333,333	7.333333%
Wells Fargo Bank, N.A., Canadian Branch	$32,500,000	8.125000%	$7,333,333	7.333333%
Credit Suisse AG, Cayman Islands Branch	$30,000,000	7.500000%	$10,000,000	10.000000%
Regions Bank	$30,000,000	7.500000%	$7,333,333	7.333333%
Royal Bank of Canada	$22,000,000	5.500000%	$7,333,333	7.333333%
First Tennessee Bank National Association	$15,000,000	3.750000%	$5,000,000	5.000000%
Sumitomo Mitsui Banking Corporation	$15,000,000	3.750000%	$5,000,000	5.000000%
Goldman Sachs Bank USA	$7,500,000	1.875000%	$0	0.000000%
TOTAL	$400,000,000	100.0%	$100,000,000	100.0%